EXHIBIT 99.2

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

                                                  CHIEF FINANCIAL OFFICER
------------------------------------------     --------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

DREW KEITH                                                 08/16/00
------------------------------------------     --------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

                                                 CONTROLLER, KITTY HAWK INC.
------------------------------------------     --------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

KEVIN K. CRAIG                                             08/16/00
------------------------------------------     --------------------------------
PRINTED NAME OF PREPARER                                     DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-1

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

----------------------------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------
                                            SCHEDULE            MONTH              MONTH              MONTH
                                                          --------------------------------------------------------
ASSETS                                       AMOUNT               JULY, 2000
------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                          $16,904            $19,828
------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                 $0                 $0
------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                 $16,904            $19,828                 $0                $0
------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)              $29,303,045        $13,873,703
------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                               $1,508,508         $1,104,619
------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                $0                 $0
------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                        $2,294,717        $16,173,464
------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                   $111,256,463       ($34,118,803)
------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                  $144,379,636        ($2,947,189)                $0                $0
------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT           $166,772,560       $212,648,602
------------------------------------------------------------------------------------------------------------------
11.    LESS:  ACCUMULATED
       DEPRECIATION / DEPLETION                        $0        $45,203,789
------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                             $166,772,560       $167,444,813                 $0                $0
------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                  $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                      $0         $4,183,185
------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                             $0                 $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                          $311,152,196       $168,680,809                 $0                $0
------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                           $6,738,112
------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                 $97,855
------------------------------------------------------------------------------------------------------------------
19.    NOTES  PAYABLE                                                     $0
------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                  $0
------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                       $0
------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                       $10,146,991
------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                               $16,982,958                 $0                $0
------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                              $31,900,000
------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                           $2,177,962                 $0
------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                        $184,252,878        $22,945,688
------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                             $0        $27,430,548
------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES         $186,430,840        $82,276,236                 $0                $0
------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                     $186,430,840        $99,259,194                 $0                $0
------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                $69,645,449
------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                            ($223,834)
------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)                                               $0
------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                    $0        $69,421,615                 $0                $0
------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                        $186,430,840       $168,680,809                 $0                $0
------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASENAME: KITTY HAWK AIRCARGO, INC.                     ACCRUAL BASIS-2

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

-------------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------------------
                                                MONTH          MONTH          MONTH          QUARTER
                                           ----------------------------------------------
REVENUES                                        JULY, 2000                                    TOTAL
---------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                         $15,478,531                                   $15,478,531
---------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                       $0                                            $0
---------------------------------------------------------------------------------------------------------
3.      NET REVENUE                            $15,478,531             $0             $0     $15,478,531
---------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------
4.      MATERIAL                                        $0                                            $0
---------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                    $0                                            $0
---------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                 $0                                            $0
---------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                        $0             $0             $0              $0
---------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                           $15,478,531             $0             $0     $15,478,531
---------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
---------------------------------------------------------------------------------------------------------
9.      OFFICER / INSIDER COMPENSATION             $31,250                                       $31,250
---------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                             $0                                            $0
---------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                $1,159,341                                    $1,159,341
---------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                            $2,969,654                                    $2,969,654
---------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                    $11,709,977                                   $11,709,977
---------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES               $15,870,222             $0             $0     $15,870,222
---------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                         ($391,691)            $0             $0       ($391,691)
---------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
---------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)          ($12,710)                                     ($12,710)
---------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)               $0                                            $0
---------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                          $464,387                                      $464,387
---------------------------------------------------------------------------------------------------------
19.     DEPRECIATION / DEPLETION                        $0                                            $0
---------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                               $13,188                                       $13,188
---------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                             $0                                            $0
---------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES               $464,865             $0             $0        $464,865
---------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                               $0                                            $0
---------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                            ($250)                                        ($250)
---------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                             $0                                            $0
---------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                ($250)            $0             $0           ($250)
---------------------------------------------------------------------------------------------------------
27.     INCOME TAX                               ($342,523)                                    ($342,523)
---------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                        ($513,783)            $0             $0       ($513,783)
---------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-3

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

----------------------------------------------------------------------------------------------------------
                                             MONTH            MONTH           MONTH
CASH RECEIPTS AND                       --------------------------------------------------    QUARTER
DISBURSEMENTS                                 JULY, 2000                                       TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                  $20,429         $19,828          $19,828         $20,429
----------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                      $0                                               $0
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                     $0                                               $0
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                           $15,410,798                                      $15,410,798
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS               $15,410,798              $0               $0     $15,410,798
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0                                               $0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0                                               $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                   ($15,411,399)                                    ($15,411,399)
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS          ($15,411,399)             $0               $0    ($15,411,399)
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                               ($601)             $0               $0           ($601)
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                       $19,828         $19,828          $19,828         $19,828
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                                                                      $0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                                                               $0
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                                                                    $0
----------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                                                                        $0
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                                                        $0
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                                                        $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                                                              $0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                                                                 $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                                                           $0
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                                                                    $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                                                            $0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                                                         $0
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                                                                      $0
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                                                              $0
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                               $0                                               $0
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                               $0                                               $0
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0                                               $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL EORGANIZATION EXPENSES                    $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                ($601)             $0               $0           ($601)
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                        $19,828         $19,828          $19,828         $19,828
----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-4

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

------------------------------------------------------------------------------------------------------------------
                                                                      MONTH           MONTH            MONTH
                                                    SCHEDULE     -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT           JULY, 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                          $27,808,237     $10,277,439
------------------------------------------------------------------------------------------------------------------
2.     31-60                                            $648,873        $293,233
------------------------------------------------------------------------------------------------------------------
3.     61-90                                            $923,454      $1,739,857
------------------------------------------------------------------------------------------------------------------
4.     91+                                              ($77,519)       $403,210
------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                     $29,303,045     $12,713,739               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                     $29,303,045     $12,713,739               $0              $0
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH: JULY, 2000
                                                                                 ---------------------------------
------------------------------------------------------------------------------------------------------------------
                                     0-30            31-60            61-90            91+
TAXES PAYABLE                        DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                            $97,855               $0              $0               $0         $97,855
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                                  $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE              $97,855               $0              $0               $0         $97,855
------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE              $3,453,812       $2,791,357        $492,943               $0      $6,738,112
------------------------------------------------------------------------------------------------------------------

------------------------------------------------
STATUS OF POSTPETITION TAXES                                              MONTH: JULY, 2000
                                                                                 ---------------------------------
------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING         AMOUNT                           ENDING
                                                      TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                            LIABILITY*      0R ACCRUED          PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0        $952,651         $952,651              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0                                               $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0                                               $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0                                               $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0                                               $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                    $0        $952,651         $952,651              $0
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0                                               $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                                  $0                                               $0
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                            $64,094         $33,761                          $97,855
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0                                               $0
------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                          $0                                               $0
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0                                               $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0                                               $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                               $64,094         $33,761               $0         $97,855
------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                       $64,094        $986,412         $952,651         $97,855
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-5

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH: JULY, 2000
                                                            ------------------------------------------------
-------------------------------------------
BANK RECONCILIATIONS
                                              Account #1      Account #2      Account #3
------------------------------------------------------------------------------------------------------------
A.          BANK:                          Bank One
------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                      100130152                                      TOTAL
------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):               Operating Account
------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                        $0                                              $0
------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                  $0                                              $0
------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                      $0                                              $0
------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                           $0                                              $0
------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                       $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------

-------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------
                                               DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE       INSTRUMENT         PRICE           VALUE
------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                 $0              $0
------------------------------------------------------------------------------------------------------------

-------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                             $19,828
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                    $19,828
------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-6

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH:  JULY, 2000

----------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------
                               INSIDERS
------------------------------------------------------------------------
                              TYPE OF          AMOUNT      TOTAL PAID
              NAME            PAYMENT           PAID         TO DATE
------------------------------------------------------------------------
1.   Clark Stevens      Salary                    $14,583       $43,750
------------------------------------------------------------------------
2.   Donny Scott        Salary                     $8,333       $25,000
------------------------------------------------------------------------
3.   Susan Hawley       Salary                     $8,333       $25,000
------------------------------------------------------------------------
4.
------------------------------------------------------------------------
5.
------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                  $31,250       $93,750
------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                          PROFESSIONALS
---------------------------------------------------------------------------------------------------
                           DATE OF COURT                                                 TOTAL
                         ORDER AUTHORIZING     AMOUNT        AMOUNT      TOTAL PAID     INCURRED
                   NAME       PAYMENT         APPROVED        PAID         TO DATE     & UNPAID *
---------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
---------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                  $0            $0            $0           $0
---------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                              SCHEDULED      AMOUNTS
                                               MONTHLY        PAID          TOTAL
                                              PAYMENTS       DURING        UNPAID
             NAME OF CREDITOR                    DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------------
1.   PEGASUS                                     $286,256      $286,256            $0
--------------------------------------------------------------------------------------
2.   REPUBLIC                                     $72,756       $72,756            $0
--------------------------------------------------------------------------------------
3.   WREN                                         $25,000       $25,000            $0
--------------------------------------------------------------------------------------
4.   WELLS FARGO                                       $0            $0            $0
--------------------------------------------------------------------------------------
5.   SEE ATTACHED                              $1,621,863    $1,621,863            $0
--------------------------------------------------------------------------------------
6.   TOTAL                                     $2,005,875    $2,005,875            $0
--------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL  BASIS-7

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

                                                                        MONTH:   JULY, 2000
                                                                              -------------------------

-----------------------------------
QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                     X
-------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                               X
-------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                         X
-------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                   X
-------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                   X
-------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                             X
-------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                X
-------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                         X
-------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                               X
-------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                              X
-------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                        X
-------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------



-----------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
-------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
-------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------
           TYPE  OF                                                                PAYMENT AMOUNT
            POLICY                    CARRIER          PERIOD COVERED               & FREQUENCY
-------------------------------------------------------------------------------------------------------
      SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

DETAILS OF OTHER ITEMS                                    JULY, 2000


ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                               $ (34,118,803) Reported
                                              -----------------------
        Intercompany Receivables                         (38,217,320)
        Deposits - State Street Bank (TA Air)              3,534,695
        Deposits - Ventura Aerospace                          65,125
        Deposits - Rent                                      112,723
        Deposits - Misc                                      268,125
        Intangible - Mather                                  117,849
                                              -----------------------
                                                         (34,118,803) Detail
                                              -----------------------
                                                                   -  Difference


14.  OTHER (ATTACH LIST)                                 $ 4,183,185  Reported
                                              -----------------------
        Deposits - Aircraft Leases                         2,864,400
        Intangible - ATAZ STC                              1,318,785
                                              -----------------------
                                                           4,183,185  Detail
                                              -----------------------
                                                                   -  Difference


22.  OTHER (ATTACH LIST)                                $ 10,146,991  Reported
                                              -----------------------
        Accrued A/P                                        1,801,961
        Deposit held for ATAZ sale                           150,000
        Accrued Salaries & Wages                             760,551
        Accrued 401K & Misc PR Deductions                    149,668
        Accrued Fuel Exp                                   6,101,350
        Accrued Interest                                     329,633
        Accrued Maintenance Reserves                       1,004,527
        Accrued Fed Income Tax (Post)                       (150,699)
                                              -----------------------
                                                          10,146,991  Detail
                                              -----------------------
                                                                   -  Difference


27.  OTHER (ATTACH LIST)                                $ 27,430,548  Reported
                                              -----------------------
        Accrued A/P                                       12,601,546
        Accrued Maintenance Reserves                      10,267,512
        Accrued Fed Income Tax (Pre)                       3,332,363
        Accrued Taxes - Other                                    616
        FINOVA Equip Accrued                                 397,011
        Pegasus Lease Incentive                              831,500
                                              -----------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

DETAILS OF OTHER ITEMS                                    JULY, 2000

                                                          27,430,548  Detail
                                              -----------------------
                                                                   -  Difference



ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                                 $11,709,977  Reported
                                              -----------------------
        Aircraft Expense                                   2,279,305
        Maintenance                                        3,598,278
        Fuel                                                 363,009
        Ops Wages-Flight                                   2,191,328
        Ops Wages-Grnd                                       674,668
        Ground Handling                                      888,610
        Other Operating Exp                                1,714,779
                                              -----------------------
                                                          11,709,977  Detail
                                              -----------------------
                                                                   -  Difference

16   NON OPERATING INCOME (ATT. LIST)                       ($12,710) Reported
                                              -----------------------
        Interest Income                                      (12,710) Detail
                                              -----------------------
                                                                   -  Difference


ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                 (15,411,399) Reported
                                              -----------------------
        Transfer to Inc - all money sweeps               (15,411,399) Detail
                                              -----------------------
           to KH Inc. Case #400-42141                              -  Difference
                                              -----------------------